UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowes Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 758-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.
Lowe’s Companies, Inc. (the “Company”) held its annual meeting of shareholders on May 26, 2023 (the “Annual Meeting”). For more information on the proposals submitted to shareholders at the Annual Meeting, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2023. Set forth below are the final voting results for each of the proposals submitted to the Company’s shareholders at the Annual Meeting.

Proposal 1: Election of Directors

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Raul Alvarez	419,297,947	24,009,012	87,413,479
David H. Batchelder	434,170,832	9,136,127	87,413,479
Scott H. Baxter	437,612,594	5,694,365	87,413,479
Sandra B. Cochran	439,261,146	4,045,813	87,413,479
Laurie Z. Douglas	437,716,141	5,590,818	87,413,479
Richard W. Dreiling	429,704,134	13,602,825	87,413,479
Marvin R. Ellison	416,893,324	26,413,635	87,413,479
Daniel J. Heinrich	436,930,183	6,376,776	87,413,479
Brian C. Rogers	433,178,416	10,128,543	87,413,479
Bertram L. Scott	429,160,525	14,146,434	87,413,479
Colleen Taylor	439,528,442	3,778,517	87,413,479
Mary Beth West	439,644,739	3,662,220	87,413,479
Proposal 2: Advisory approval of the Company’s named executive officer compensation in fiscal 2022

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
406,562,749	35,113,614	1,630,596	87,413,479
Proposal 3: Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
435,396,432	1,133,732	5,868,667	908,128	87,413,479
Based on the voting results, the Board of Directors of the Company has adopted a policy that the Company will include an advisory shareholder vote on named executive officer compensation in the Company’s proxy materials every one year until the next required advisory vote on the frequency of shareholder votes on named executive officer compensation, which will occur no later than the Company’s annual meeting of shareholders in 2029.

Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
504,374,914	25,631,495	714,029	N/A
Proposal 5: Shareholder proposal requesting an independent board chairman

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
101,317,834	323,247,149	18,741,976	87,413,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: June 1, 2023	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary